Strategic Alliances and Collaboration Agreements	12 Months Ended
Dec. 31, 2017
Collaboration Agreements [Abstract]
Strategic Alliances and Collaboration Agreements

NOTE 3. Strategic Alliances and Collaboration Agreements

The Company has entered into license agreements and collaborative research and development arrangements with pharmaceutical and biotechnology companies. Under these arrangements, the Company is entitled to receive license fees, upfront payments, milestone payments when and if certain research or technology transfer milestones are achieved, development milestones and reimbursement for research and development activities. The Company's costs of performing these services are included within research and development expense. The Company’s milestone payments are typically defined by achievement of certain preclinical, clinical, and commercial success criteria. Preclinical milestones may include in vivo proof of concept in disease animal model(s), lead candidate identification, and completion of IND-enabling studies. Clinical milestones may include successful enrollment of the first patient in or completion of Phase I, II, and III clinical trials, and commercial revenue is often tiered based on net or aggregate sale amounts. The Company cannot guarantee the achievement of these milestones due to risks associated with preclinical and clinical activities required for development of nucleic acid medicine-based therapeutics.

The following table summarizes our revenues under strategic alliances and collaborations for the periods indicated (in thousands):

	Year Ended December 31,
(Dollars in thousands)	2017	2016	2015
Collaboration Partner A	$4,862	$12,008	$5,123
Collaboration Partner B	5,639	7,395	979
Collaboration Partner C	1,403	28	-
Other	1,094	951	36
Total	$12,998	$20,382	$6,138

The following paragraphs provide information on the nature and purpose of these collaboration arrangements.

Collaboration Partner A

In 2015 the Company entered into two agreements with Collaboration Partner A. The Company analyzed the form and substance of both of the agreements and concluded they should be evaluated as a single arrangement for accounting purposes.

The Company concluded that the license, research and development activities, exclusivity, and joint steering committed obligations under this collaboration should be considered a single unit of accounting in the arrangement and the up-front fee was deferred and was initially being recognized as revenue ratably over the expected 23-month period of the research activities. In 2016, the parties agreed to extend the period of performance of the research term by an additional 6 weeks and the Company correspondingly updated the amortization period of the remaining deferred revenue. The Company also reached certain milestones in 2015 and in 2016 that were determined, as of the inception of the agreement, to be substantive and the revenue related to these milestones was recognized when they were achieved.

As a result of the mid-2017 termination of the 2015 collaboration, the remaining deferred revenue associated with the upfront, non-refundable payment was recognized as revenue since all performance obligations associated with the 2015 agreement had been completed by the Company. Further, the Company recognized revenue of $4.9 million, $12.0 million, and $5.1 million during the years ended December 31, 2017, 2016 and 2015, respectively, primarily under the 2015 agreement. The revenue recognized included labor and expense reimbursements of $4.4 million, $9.5 million and $3.0 million, December 31, 2017, 2016 and 2015, respectively, with the remaining revenue representing the amortized portion of the upfront fee and milestone payment on the arrangement.

In late-2017, the Company and Collaboration Partner A entered into a new agreement. The Company reviewed the timing and nature of the arrangement upon the signing of the new agreement and determined that it was not linked to the prior agreements and should be considered as a standalone agreement.

The 2017 collaboration allocated discovery, development, funding obligations, and ownership of related intellectual property among the Company and Collaboration Partner A, with Collaboration Partner A making an upfront payment, and potential milestone payments and royalty payments to the Company. The Company received an upfront payment and may receive preclinical, development and sales milestone payments, as well as royalty payments on any future licensed product sales. Collaboration Partner A will reimburse the Company for development costs at a future defined period upon the achievement of the first research and development milestone and all commercialization costs associated with the program upon selection of a drug target. The 2017 collaboration agreement includes potential milestone payments from the Collaboration Partner A to the Company of $56.5 million. Collaboration Partner A may also pay option exercise fees within the $1.0 million to $5.0 million range per target.  Collaboration Partner A will pay royalties on annual net sales of licensed products in the low to mid-single digits range, subject to reduction on a country-by-country and licensed-product-by-licensed-product basis and subject to certain events, such as expiration of program patents. In addition, the collaboration includes an exclusivity period.

As the license component of the contract has no stand-alone value, the license and the research and development activities, exclusivity, and joint steering committee obligations under this agreement should be considered as a single unit of accounting in the arrangement.  The upfront fee will be deferred and recognized as revenue using the Proportional Performance Method as the Company determined that the performance obligations are fulfilled in a pattern other than straight-line due to the structure and nature of the collaborative arrangement. During the year-end December 31, 2017 the Company recognized an negligible amount related to the 2017 agreement for Collaboration Partner A.

Collaboration Partner B

In 2015 the Company entered into an agreement with Collaboration Partner B. During the initial phase of the collaboration, the Company will design and optimize therapeutics for certain rare disease targets. Collaboration Partner B has the option to add additional rare disease targets during the collaborative development period. Additionally, during the collaborative development period, the Company will participate with Collaboration Partner B in a joint steering committee. In addition, the collaboration includes an initial exclusivity period and an option to extend this period.

For each program, Collaboration Partner B will reimburse the Company for all internal and external development costs incurred and if Collaboration Partner B achieves certain, clinical, regulatory and sales milestones, then the Company is eligible to receive additional payments.

As part of the agreement, Collaboration Partner B paid an upfront fee and agreed to certain research and development funding obligations.  The Company is also entitled to certain additional payments upon exercise of the Collaboration Partner B expansion option and/or exclusivity extension (if any), and for costs incurred by us in conducting the activities assigned to us under each collaboration development plan. In addition, on a development target-by-development target basis during the two-year period from the effective date of contract, Collaboration B will pay the Company a one-time milestone payment after the first optimized lead designation for the first product with respect of such development target. For each development target for which the Collaboration Partner B exercises its option, Collaboration Partner B will pay the Company a one-time option exercise fee based upon on the total number of development targets for which option exercises have been made by Collaboration Partner B. Subsequent to year end December 31, 2017, the Company signed an amendment with Collaboration Partner B, that may reduce milestone payments dependent on whether  the Company does not incorporate a predefined chemistry methodology.

The agreement included total potential milestone payments for the initially selected targets from the Collaboration Partner B to the Company of  $133.0 million. Collaboration Partner B will pay royalties as a percentage of net sales on a product-by-product and country-by-country basis during the applicable royalty term up to 10%. As of December 31, 2017, the Company has not yet reached the clinical phase of the contract.

The Company concluded that the license, research and development activities, exclusivity, and joint steering committed obligations under this agreement should be considered a single unit of accounting in the arrangement, the up-front fee will be deferred and recognized as revenue over the same period as the research activities. As a result, the upfront fee has been deferred and was initially being recognized as revenue ratably over the expected 29-month period of the research activities and was adjusted by an additional 11 months and 19 months during 2016 and 2017, respectively. As such, the Company updated the amortization period of the remaining deferred revenue.

The Company also determined that the milestone payments as defined in the agreement were not substantive as it will not have any outstanding performance obligations under the agreement when such payments may become due, and, therefore, do not meet the requirements for application of the Milestone Method of revenue recognition. Instead, revenue from the contingent milestone payments will be recognized if and when such payments become due, subject to satisfaction of all of the criteria necessary to recognize revenue at that time.

During 2017, the Company entered into an amendment with Collaboration Partner B to add one year to the exclusivity period for the two initial targets, in consideration for a one-time payment of $2.0 million. The extension of the exclusivity period did not change the length of the research and development period. Further, the amendment added language to allow Collaboration Partner B the opportunity to review and comment on its filings and prosecution efforts of pending Company Patents that relate to Collaboration Partner B Chemistry. Since the Company's performance obligations under the agreement are considered a single unit of accounting, the payment consideration was added to the unamortized portion of the upfront signing fee and recognized systematically, on a straight-line basis, over the remainder of the period that the research and development services are expected to occur.

The Company recognized revenue for Collaboration Partner B of $5.6 million, $7.4 million, and $1.0 million during the years ended December 31, 2017, 2016 and 2015, respectively. The revenue recognized included labor and expense reimbursements of $3.7 million, $3.8 million and $0.3 million, December 31, 2017, 2016 and 2015, respectively, with the remaining revenue representing the amortized portion of the upfront fee on the arrangement.

Collaboration Partner C

In 2016 the Company entered into a contract with Collaboration Partner C to perform certain discovery and development of RNA medicines for treatment of a disease. The agreement provides a non-exclusive license of the Company’s technology to Collaboration Partner C for the 18 month research program term, and the Company will not engage in similar research or development activities for two years after the end of the research term. In 2017 the Company and Collaboration Partner C amended the agreement to extend the agreement research program scope and term of 18 months from the Original Agreement effective date to 12 months from the Amendment Date (through September 2018.) Under the Agreement, the results specifically related to improvements to the Company products are owned by the Company, while all other Research Program results are owned by Collaboration Partner C.

The Collaboration Partner C Agreement remains in effect until Collaboration Partner C no longer has payment obligations.  Collaboration Partner C may terminate the Agreement upon sixty days written notice. As part of the agreement, Collaboration Partner C paid an upfront fee of $0.1 million upon contract execution and agreed to provide the Company with funding for the discovery and development costs.  The agreement included immaterial milestone payments that were met during 2017. The agreement provides for $3.7 million in regularly scheduled research funding payments through 2018. In addition, Collaboration Partner C has an option to negotiate with the Company to obtain a non-exclusive, sub-licensable worldwide license to use the Company’s background technology and its owned collaboration results. The Option may be exercised by Collaboration Partner C with written notice to the Company any time for a period commencing on the Effective Date and ending on one hundred and eighty (180) days after the date of Collaboration C receipt of the Final Report. The terms and conditions of any such license shall be negotiated in good faith and agreed upon in writing between the parties within twelve 12 months after the exercise of the option by Collaboration Partner C.

The Company concluded that the research funding, exclusivity and license fees were to be accounted for as a single unit of accounting and the upfront license fees were deferred and recognized as revenue over the same period as the research activities.  The Company recognized revenue from Collaboration Partner C of $1.4 million and a negligible amount for the years ended December 31, 2017 and 2016, respectively. The revenue recognized includes expense reimbursements that are recognized as revenue when incurred as per the terms of the agreement and milestone payments.

Other Collaboration Agreements

In 2016 the Company entered into several other smaller agreements and recorded revenue and deferred revenue consistent with the revenue recognition practices described in the significant accounting policies footnote. Additionally, see Note 14 Related Party for the related party collaboration agreement.